EX-99.906CERT

CERTIFICATIONS

Nitin N. Kumbhani, Chief Executive Officer, and Julie M. Schmuelling, Chief Financial Officer, of APEXcm Small/Mid Cap Growth Fund, a series of Ultimus Managers Trust (the “Registrant”), each certify to the best of his knowledge that:

1.
The Registrant’s periodic report on Form N-CSR for the period ended November 30, 2012 (the “Form N-CSR”) fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

CHIEF EXECUTIVE OFFICER	CHIEF FINANCIAL OFFICER

Ultimus Managers Trust	Ultimus Managers Trust

/s/ Nitin N. Kumbhani	/s/ Julie M. Schmuelling
Nitin N. Kumbhani, Principal Executive	Julie M. Schmuelling, Treasurer
Officer of APEXcm Small/Mid Cap Growth Fund

Date: February 6, 2013	Date: February 6, 2013

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Ultimus Managers Trust  and will be retained by Ultimus Managers Trust and furnished to the Securities and Exchange Commission or its staff upon request.

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. 1350 and is not being filed as part of the Form N-CSR filed with the Commission.

CERTIFICATIONS

William S. Sloneker, Chief Executive Officer, and Julie M. Schmuelling, Chief Financial Officer, of the Cincinnati Asset Management Funds: Broad Market Strategic Income Fund, a series of Ultimus Managers Trust (the “Registrant”), each certify to the best of his knowledge that:

1.
The Registrant’s periodic report on Form N-CSR for the period ended November 30, 2012 (the “Form N-CSR”) fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

CHIEF EXECUTIVE OFFICER	CHIEF FINANCIAL OFFICER

Ultimus Managers Trust	Ultimus Managers Trust

/s/ William S. Sloneker	/s/ Julie M. Schmuelling
William S. Sloneker, Principal Executive	Julie M. Schmuelling, Treasurer
Officer of the Cincinnati Asset Management
Funds: Broad Market Strategic Income Fund

Date: February 6, 2013	Date: February 6, 2013

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Ultimus Managers Trust  and will be retained by Ultimus Managers Trust and furnished to the Securities and Exchange Commission or its staff upon request.

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. 1350 and is not being filed as part of the Form N-CSR filed with the Commission.

CERTIFICATIONS

Jerry A. Verseput, Chief Executive Officer, and Julie M. Schmuelling, Chief Financial Officer, of Veripax Steadfast Fund, a series of Ultimus Managers Trust (the “Registrant”), each certify to the best of his knowledge that:

1.
The Registrant’s periodic report on Form N-CSR for the period ended November 30, 2012 (the “Form N-CSR”) fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

CHIEF EXECUTIVE OFFICER	CHIEF FINANCIAL OFFICER

Ultimus Managers Trust	Ultimus Managers Trust

/s/ Jerry A. Verseput	/s/ Julie M. Schmuelling
Jerry A. Verseput, Principal	Julie M. Schmuelling, Treasurer
Executive Officer of Veripax
Steadfast Fund

Date: February 6, 2013	Date: February 6, 2013

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Ultimus Managers Trust  and will be retained by Ultimus Managers Trust and furnished to the Securities and Exchange Commission or its staff upon request.

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. 1350 and is not being filed as part of the Form N-CSR filed with the Commission.